COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

10.  COMMITMENTS AND CONTINGENCIES

On December 8, 2011 the Company entered into a Collaboration Agreement between The Hospital for Sick Children (“SickKids”) and the Ontario Brain Institute (“OBI”). Under the terms of the Collaboration Agreement, the OBI agreed to fund SickKids activities related to the development of a software based treatment program for Attention Deficit and Hyperactivity Disorder in children (the “Project”). Funding of SickKids by the OBI was based on a Project budget of CDN$491,204 in which the Company was to contribute at least the same financial commitments for its own activities under the Project. During the Project period from December 8, 2011 to March 31, 2014, the Company contributed approximately CDN$540,000 consisting of CDN$437,400 of salaries and consulting fees, CDN$50,000 of software development and CDN$53,000 of equipment, supplies and overhead. Under the terms of the Collaboration Agreement, Project activities were to be substantially completed by March 31, 2014. Under the terms of the Collaboration Agreement, the Company is obligated to pay SickKids a minimum royalty on Project intellectual property of the amount of the Development Grant CDN$491,204. Under the terms of the royalty agreement between the Company and SickKids, such payments are to be made based on 5% of net revenue for the first CDN$15,000,000 of related Project product and 2.5% of net revenue thereafter. As of December 31, 2018, $3,664 (CDN $5,000) is due under the terms of the royalty agreement.

We currently lease approximately 1,636 square feet of office space located at 277 Lakeshore Road East, Suite 203, Oakville, Ontario, Canada. The term under our lease agreement, as amended on April 6, 2018, will expire on May 1, 2020. The total contractual obligation of the lease is $56,131 of which $39,622 is current.